UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2022

Instadose Pharma Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-216292	81-3599639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 North Service Road., Suite 301

Burlington, ONtario, Canada L7L 6W6

(Address of Principal Executive Offices)(Zip Code)

(905) 218-3593

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 6, 2022, Alex Wylie resigned as Interim Chairman, Director, Interim Chief Executive Officer and Chief Financial Officer of the Registrant and as Interim Chairman, Director, Interim Chief Executive Officer and Chief Financial Officer of its wholly owned Canadian subsidiary (“Instadose Canada”).  Mr. Wylie will not hold any officer or director positions at the Registrant or Instadose Canada following his resignation.

Effective November 6, 2022, Ann Barnes resigned as Director of the Registrant and as Director of its wholly owned Canadian subsidiary (“Instadose Canada”).  Ms. Barnes will not hold any officer or director positions at the Registrant or Instadose Canada following her resignation.

The Registrant accepted the resignation of Alex Wylie from the Board of Directors and all management positions he had held with the Registrant. The Registrant also accepted the resignation of Ann Barnes from the Board of Directors  of  the Registrant.

Antonio Franchino will succeed Mr. Wylie as Chairman and Chief Executive Officer of the Registrant.

The Registrant’s Board of Directors initiated a process to find a permanent Chairman and Chief Executive Officer of the Registrant commencing in January 2022. The Board of Directors believes that Mr. Franchino is a highly qualified leader to navigate Instadose through its next stage of growth as he has significant past experience in a Chairman role and through his extensive legal training. Mr. Franchino is based in Luxembourg which is strategic for Instadose as it transitions the majority of its operations to Europe.

The Board of Directors would like to thank Mr. Wylie and Ms. Barnes for their initiatives to reposition the Company to Europe and to find a highly reputable replacement to succeed them in the business as it focuses on its next stage of growth.

A copy of the Curriculum Vitae for Mr. Franchino is attached hereto as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Curriculum Vitae Antonio Franchino
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instadose Pharma Corp.

November 7, 2022	By:	/s/ Peter Wirth
Peter Wirth
Director

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